                                                                    Exhibit 23.4



                       CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated December 1, 2005 on the consolidated financial statements of Trinity Partners Inc. as of and for the year ended March 31, 2005 included in the Registration Statement (Form F-1) and related Prospectus of WNS (Holdings) Limited dated July 3, 2006.



                                                       Ernst & Young


Mumbai, India
July 3, 2006